CSFB 04-7

Group 10

Pay rules

1.

Pay the NAS priority amount to the 10N1.

2.

Pay pro-rata to the 10S1-10S7 and the 10F1 until retired.

3.

Pay to the 10L1 until retired

4.

Pay to the 10N1 until retired

Notes

Pxing Speed = 275 PSA

NAS bonds = 10N1 standard 60 mo lockout. (apply shift to both sched and prepays)

Nas Priority =  (10N1 balance)/ Total Non-PO balance

Floaters:

10F1 – 1ML + 0.40, 7.5% Cap, 0.40 Floor, 0 day delay, initial libor – 1.85%

Inverse IO:

10I1 --  7.1% + (-1 x  ML), 7.1% Cap, 0.0 Floor, 0 day delay, initial libor – 1.85%

Notional balance =  10F1

Settlement = 10/29